First Quarter 2023 Supplemental Information April 26, 2023

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2023 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; and risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Basis of Presentation On September 8, 2022, the Company announced that its Board of Directors had unanimously approved a reverse stock split of the Company’s common stock at a ratio of 1-for-4 (the “Reverse Stock Split”). The Reverse Stock Split was effective following the close of business on September 23, 2022 (the “Effective Time”). Accordingly, at the Effective Time, every four issued and outstanding shares of the Company’s common stock were converted into one share of the Company’s common stock. No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder that would have held fractional shares as a result of the Reverse Stock Split received cash in lieu of such fractional shares. The par value per share of the Company’s common stock remained unchanged at $0.01 per share after the Reverse Stock Split. Accordingly, for all historical periods presented, an amount equal to the par value of the reduced number of shares resulting from the Reverse Stock Split was reclassified from Common stock to Additional paid in capital in the Company’s Consolidated Statements of Financial Condition. All other references made to share or per share amounts in the accompanying consolidated financial statements and disclosures have also been retroactively adjusted, where applicable, to reflect the effects of the Reverse Stock Split. 1 Important Notices

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 3/31/2023 12/31/2022 GAAP net income (loss) per average common share (1) ($1.79) ($1.96) Earnings available for distribution per average common share *(1) $0.81 $0.89 Annualized GAAP return (loss) on average equity (28.84%) (31.78%) Annualized EAD return on average equity* 14.82% 16.19% Book value per common share $20.77 $20.79 GAAP leverage at period-end (2) 5.9x 6.0x Economic leverage at period-end *(2) 6.4x 6.3x GAAP capital ratio at period-end (3) 13.7% 13.9% Economic capital ratio at period-end *(3) 13.2% 13.4% Securities $69,238,185 $65,789,907 Loans, net 1,642,822 1,809,832 Mortgage servicing rights (4) 1,790,980 1,748,209 Assets transferred or pledged to securitization vehicles 10,277,588 9,121,912 Total investment portfolio $82,949,575 $78,469,860 Net interest margin (5) 0.09% 0.65% Average yield on interest earning assets (6) 3.96% 3.86% Average GAAP cost of interest bearing liabilities (7) 4.52% 3.71% Net interest spread (0.56)% 0.15% Net interest margin (excluding PAA) *(5) 1.76% 1.90% Average yield on interest earning assets (excluding PAA) *(6) 3.96% 3.82% Average economic cost of interest bearing liabilities *(7) 2.34% 2.11% Net interest spread (excluding PAA) * 1.62% 1.71% Operating expenses to earnings available for distribution * 9.56% 9.60% Annualized operating expenses as a % of average total assets 0.19% 0.21% Annualized operating expenses as a % of average total equity 1.40% 1.54% Unaudited, dollars in thousands except per share amounts 2 Financial Snapshot Non-GAAP Key Statistics ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Portfolio-Related Data	Agency mortgage-backed securities	$65,623,534	$62,274,895	$63,037,241	$55,593,336	$57,787,141
	Residential credit risk transfer securities	1,085,384	997,557	1,056,906	965,714	845,809
	Non-agency mortgage-backed securities	2,028,656	1,991,146	2,156,706	2,026,658	1,737,333
	Commercial mortgage-backed securities	500,611	526,309	588,500	457,026	357,354
	Total securities	$69,238,185	$65,789,907	$66,839,353	$59,042,734	$60,727,637
	Residential mortgage loans	$1,642,822	$1,809,832	$1,551,637	$1,486,811	$1,650,151
	Residential mortgage loan warehouse facility	—	—	70	322	—
	Corporate debt	—	—	—	—	1,967,667
	Total loans, net	$1,642,822	$1,809,832	$1,551,707	$1,487,133	$3,617,818
	Mortgage servicing rights	$1,790,980	$1,748,209	$1,705,254	$1,421,420	$1,108,937
	Interests in MSR	$—	$—	$—	$83,622	$85,653
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$—	$—	$431,388	$458,268	$544,991
	Residential mortgage loans transferred or pledged to securitization vehicles	10,277,588	9,121,912	8,770,626	8,418,979	7,264,316
	Assets transferred or pledged to securitization vehicles	$10,277,588	$9,121,912	$9,202,014	$8,877,247	$7,809,307
	Assets of disposal group held for sale [1]	$—	$—	$11,371	$97,414	$—
	Total investment portfolio	$82,949,575	$78,469,860	$79,309,699	$71,009,570	$73,349,352
	Total assets	$86,832,017	$81,850,712	$85,406,764	$73,637,249	$76,185,134
	Period-end TBA contract and CMBX balances, implied market value	$12,386,325	$10,984,878	$15,587,425	$19,680,003	$18,691,823
	Average TBA contract and CMBX balances, implied market value	$13,935,845	$11,492,947	$18,718,194	$20,436,269	$19,104,165

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Financing Data	Repurchase agreements	$60,993,018	$59,512,597	$54,160,731	$51,364,097	$52,626,503
	Other secured financing	250,000	250,000	250,000	—	914,255
	Debt issued by securitization vehicles	8,805,911	7,744,160	7,844,518	7,502,483	6,711,953
	Participations issued	673,431	800,849	745,729	696,944	775,432
	Total debt	$70,722,360	$68,307,606	$63,000,978	$59,563,524	$61,028,143
	Liabilities of disposal group held for sale (1)	$—	$—	$1,151	$3,608	$—
	Total liabilities	$74,922,984	$70,481,286	$74,455,209	$62,547,349	$64,706,364
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity (2)	10,255,553	9,733,874	9,329,550	9,490,182	9,890,673
	Total Annaly stockholders' equity	11,792,122	11,270,443	10,866,119	11,026,751	11,427,242
	Non-controlling interests	116,911	98,983	85,436	63,149	51,528
	Total equity	$11,909,033	$11,369,426	$10,951,555	$11,089,900	$11,478,770
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	59	27	57	47	68
	Weighted average rate on repurchase agreements, for the quarter (3)(4)	4.62%	3.72%	2.25%	0.81%	0.20%
	Weighted average rate on repurchase agreements, at period-end (4)	5.03%	4.29%	3.13%	1.60%	0.41%
	GAAP leverage at period-end	5.9x	6.0x	5.8x	5.4x	5.3x
	Economic leverage at period-end *	6.4x	6.3x	7.1x	6.6x	6.4x
	GAAP capital ratio at period-end	13.7%	13.9%	12.8%	15.1%	15.1%
	Economic capital ratio at period-end *	13.2%	13.4%	11.8%	13.0%	13.1%
	Book value per common share	$20.77	$20.79	$19.94	$23.59	$27.08
	Total common shares outstanding	493,881	468,310	467,911	402,304	365,253
	Hedge ratio (5)	106%	107%	111%	104%	106%
	Weighted average pay rate on interest rate swaps, at period-end	2.13%	1.74%	1.53%	1.16%	0.70%
	Weighted average receive rate on interest rate swaps, at period-end	4.87%	4.28%	2.96%	1.65%	0.50%
	Weighted average net rate on interest rate swaps, at period-end	(2.74%)	(2.54%)	(1.43%)	(0.49%)	0.20%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
	Total interest income	$818,250	$798,934	$678,488	$645,615	$655,850
	Total interest expense	798,787	663,847	400,491	170,475	74,922
	Net interest income	$19,463	$135,087	$277,997	$475,140	$580,928
	Total economic interest expense *[1]	$413,081	$377,247	$259,381	$169,483	$137,463
	Economic net interest income *	$405,169	$421,687	$419,107	$476,132	$518,387
	Total interest income (excluding PAA) *	$818,741	$790,798	$633,074	$518,094	$476,334
	Economic net interest income (excluding PAA) *	$405,660	$413,551	$373,693	$348,611	$338,871
	GAAP net income (loss)	($839,328)	($886,814)	($273,977)	$863,317	$2,023,894
	GAAP net income (loss) available (related) to common stockholders [2]	($876,131)	($918,336)	($302,147)	$839,813	$1,995,372
	GAAP net income (loss) per average common share [2]	($1.79)	($1.96)	($0.70)	$2.21	$5.46
	Earnings available for distribution *	$427,130	$448,009	$480,696	$490,802	$430,631
	Earnings available for distribution attributable to common stockholders *[2]	$395,255	$418,035	$453,813	$463,919	$403,748
	Earnings available for distribution per average common share *[2]	$0.81	$0.89	$1.06	$1.22	$1.11
	PAA cost (benefit)	$491	($8,136)	($45,414)	($127,521)	($179,516)
	Weighted average experienced CPR for the period	5.5%	7.5%	9.8%	14.9%	16.7%
	Weighted average projected long-term CPR at period-end	8.4%	7.8%	7.6%	7.7%	9.5%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Key GAAP Earnings Metrics	Dividends declared per common share	$0.65	$0.88	$0.88	$0.88	$0.88
	Total common and preferred dividends declared [(1)]	$354,374	$443,513	$440,033	$382,350	$349,080
	Annualized GAAP return (loss) on average equity	(28.84%)	(31.78%)	(9.94%)	30.60%	65.62%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(4.89%)	(5.30%)	(1.71%)	5.67%	12.38%
	Net interest margin	0.09%	0.65%	1.42%	2.64%	3.20%
	Average yield on interest earning assets	3.96%	3.86%	3.47%	3.58%	3.61%
	Average GAAP cost of interest bearing liabilities	4.52%	3.71%	2.38%	1.12%	0.48%
	Net interest spread	(0.56)%	0.15%	1.09%	2.46%	3.13%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	14.82%	16.19%	17.57%	17.49%	14.01%
	Annualized EAD return on average equity per unit of economic leverage *	2.32%	2.57%	2.47%	2.65%	2.19%
	Net interest margin (excluding PAA) *	1.76%	1.90%	1.98%	2.20%	2.04%
	Average yield on interest earning assets (excluding PAA) *	3.96%	3.82%	3.24%	2.87%	2.62%
	Average economic cost of interest bearing liabilities *	2.34%	2.11%	1.54%	1.11%	0.89%
	Net interest spread (excluding PAA) *	1.62%	1.71%	1.70%	1.76%	1.73%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

6

Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 7 Components of Economic Net Interest Income *   For the quarters ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Interest income:   Agency Securities $603,102 $607,082 $517,528 $497,135 $522,951 Resi Credit Securities 53,745 46,673 41,388 30,037 22,122   Residential mortgage loans 147,231 135,116 109,977 91,648 73,488   Commercial investment portfolio 9,887 9,144 8,853 26,575 37,283   Reverse repurchase agreements 4,285 919 742 220 6 Total interest income $818,250 $798,934 $678,488 $645,615 $655,850 Economic interest expense:   Repurchase agreements $698,742 $569,141 $324,573 $105,608 $26,879   Net interest component of interest rate swaps (385,706) (286,600) (141,110) (992) 62,541   Debt issued by securitization vehicles 88,934 75,695 64,593 50,303 34,625   Participations issued 11,111 14,408 9,727 9,379 5,852   Other — 4,603 1,598 5,185 7,566 Total economic interest expense * $413,081 $377,247 $259,381 $169,483 $137,463 Economic net interest income * $405,169 $421,687 $419,107 $476,132 $518,387   PAA cost (benefit) 491 (8,136) (45,414) (127,521) (179,516) Economic net interest income (excluding PAA) * $405,660 $413,551 $373,693 $348,611 $338,871

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
GAAP net income (loss)	($839,328)	($886,814)	($273,977)	$863,317	$2,023,894
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other	(1,712)	1,124,924	2,702,512	615,216	159,804
Net (gains) losses on derivatives [1]	1,286,458	202,337	(1,976,130)	(1,014,651)	(1,704,569)
Loan loss provision (reversal) [2]	(219)	7,258	(1,613)	(29,380)	812
Business divestiture-related (gains) losses [3]	—	13,013	2,936	23,955	354
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles [4]	758	758	758	1,302	1,130
Non-EAD (income) loss allocated to equity method investments [5]	(244)	(306)	(2,003)	(3,270)	(9,920)
Transaction expenses and non-recurring items [6]	1,358	807	1,712	1,751	3,350
Income tax effect of non-EAD income (loss) items	8,278	(418)	(9,444)	28,841	27,091
TBA dollar roll income and CMBX coupon income [7]	18,183	34,767	105,543	161,673	129,492
MSR amortization [8]	(43,423)	(38,633)	(22,897)	(33,810)	(19,652)
EAD attributable to noncontrolling interests	(3,470)	(1,548)	(1,287)	3,379	(1,639)
Premium amortization adjustment cost (benefit)	491	(8,136)	(45,414)	(127,521)	(179,516)
Earnings available for distribution *	427,130	448,009	480,696	490,802	430,631
Dividends on preferred stock	31,875	29,974	26,883	26,883	26,883
Earnings available for distribution attributable to common stockholders *	$395,255	$418,035	$453,813	$463,919	$403,748

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®

8

Book Value Rollforward Net Interest Margin Unaudited 9 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Book value per common share, beginning of period $20.79 $19.94 $23.59 $27.08 $31.88   Net income (loss) available (related) to common stockholders (1.79) (1.96) (0.70) 2.21 5.46   Other comprehensive income (loss) attributable to common stockholders 2.37 3.68 (2.61) (4.85) (9.38)   Common dividends declared (0.65) (0.88) (0.88) (0.88) (0.88)   Issuance / buyback of common stock / redemption of preferred stock 0.05 0.01 0.54 0.03 — Book value per common share, end of period $20.77 $20.79 $19.94 $23.59 $27.08 Prior quarter net interest margin 0.65% 1.42% 2.64% 3.20% 1.97% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.22% 0.48% (0.18%) 0.22% (0.01%)   Net amortization of premiums (0.12%) (0.09%) 0.07% (0.25%) 1.31%   GAAP interest expense (0.66%) (1.16%) (1.11%) (0.53%) (0.07%) Current quarter net interest margin 0.09% 0.65% 1.42% 2.64% 3.20% Prior quarter net interest spread 0.15% 1.09% 2.46% 3.13% 1.93% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.22% 0.48% (0.18%) 0.22% (0.01%)   Net amortization of premiums (0.12%) (0.09%) 0.07% (0.25%) 1.31%   GAAP interest expense (0.81%) (1.33%) (1.26%) (0.64%) (0.10%) Current quarter net interest spread (0.56%) 0.15% 1.09% 2.46% 3.13% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.90%	1.98%	2.20%	2.04%	2.03%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.09%	0.67%	(0.04%)	0.13%	0.04%
	Net amortization of premiums (excluding PAA)	(0.05%)	0.07%	0.42%	0.03%	0.00%
	TBA dollar roll income and CMBX coupon income	(0.07%)	(0.29%)	(0.26%)	0.13%	0.06%
	Interest expense and net interest component of interest rate swaps	(0.11%)	(0.53%)	(0.34%)	(0.13%)	(0.09%)
	Current quarter net interest margin (excluding PAA) *	1.76%	1.90%	1.98%	2.20%	2.04%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.71%	1.70%	1.76%	1.73%	1.88%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.22%	0.48%	(0.17%)	0.22%	(0.02%)
	Net amortization of premiums (excluding PAA)	(0.08%)	0.10%	0.54%	0.03%	0.01%
	Interest expense and net interest component of interest rate swaps	(0.23%)	(0.57%)	(0.43%)	(0.22%)	(0.14%)
	Current quarter net interest spread (excluding PAA) *	1.62%	1.71%	1.70%	1.76%	1.73%

** Represents a non-GAAP financial measure.*

ANNALY
10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(31.78%)	(9.94%)	30.60%	65.62%	12.44%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.22%	4.71%	1.40%	3.20%	1.52%
	Net amortization of premiums and accretion of discounts	(0.73%)	(0.70%)	0.35%	(1.58%)	7.17%
	GAAP interest expense	(3.66%)	(9.26%)	(8.49%)	(3.61%)	(0.59%)
	Net servicing income	(0.04%)	0.25%	0.66%	0.76%	0.20%
	Net gains (losses) on investments and other	40.38%	57.77%	(76.28%)	(16.63%)	(3.98%)
	Net gains (losses) on derivatives	(33.98%)	(73.83%)	40.84%	(17.24%)	49.22%
	Business divestiture-related gains (losses) (1)	0.46%	(0.36%)	0.74%	(0.84%)	0.48%
	Loan loss provision	0.27%	(0.32%)	(0.90%)	0.97%	(0.01%)
	Other (2)	0.02%	(0.10%)	1.14%	(0.05%)	(0.83%)
	Current quarter annualized GAAP return (loss) on average equity	(28.84%)	(31.78%)	(9.94%)	30.60%	65.62%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	16.19%	17.57%	17.49%	14.01%	13.10%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.25%	4.79%	1.44%	3.26%	1.52%
	Net amortization of premiums (excluding PAA)	(0.43%)	0.66%	3.23%	(0.29%)	(0.32%)
	Interest expense and net interest component of interest rate swaps	(0.69%)	(4.16%)	(3.44%)	(1.57%)	(0.88%)
	Net servicing income	(0.04%)	0.25%	0.67%	0.76%	0.20%
	TBA dollar roll income and CMBX coupon income	(0.62%)	(2.60%)	(1.90%)	1.55%	0.65%
	Other (3)	0.16%	(0.32%)	0.08%	(0.23%)	(0.26%)
	Current quarter annualized EAD return on average equity *	14.82%	16.19%	17.57%	17.49%	14.01%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

11

Residential & Other Investments Overview as of March 31, 2023

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$2,326,345	3.5%	4.08%	101.1%	99.4%	9.3%	$2,312,246
20 years	735,991	1.1%	3.70%	103.1%	97.5%	6.7%	717,290
>=30 years [2]	63,624,603	95.4%	4.12%	101.4%	97.1%	5.4%	61,750,911
Total/Weighted Avg.	$66,686,939	100.0%	4.11%	101.4%	97.1%	5.5%	$64,780,447

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$640,000	5.3%	4.50%	$629,980			$637,800
30-year	11,328,000	94.7%	5.26%	11,227,684			11,383,010
Total/Weighted Avg.	$11,968,000	100.0%	5.21%	$11,857,664			$12,020,810

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$222,182	89.1%	3.99%	107.9%	102.2%	12.9%	$227,065
25 - 40 months	27,053	10.9%	3.00%	109.3%	96.4%	10.6%	26,071
Total/Weighted Avg.	$249,235	100.0%	3.88%	108.0%	101.6%	12.7%	$253,136

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,064,199	9.5%	3.39%	18.1%	15.1%	6.7%	$161,147
Inverse interest-only	1,282,945	11.5%	1.30%	24.5%	12.0%	7.0%	153,416
Multifamily interest-only	8,848,618	79.0%	0.51%	3.4%	3.1%	—%	275,388
Total/Weighted Avg.	$11,195,762	100.0%	0.87%	7.2%	5.3%	6.9%	$589,951

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
12

Residential & Other Investments Overview as of March 31, 2023 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$129,542,342	0.26%	3.0%	138.3%	9.4%	5.4%	$1,790,980
MSR of limited partnership interest [1]	2,767,135						38,591
Total/Weighted Avg.	$132,309,477	0.26%	3.0%	138.3%	9.4%	5.4%	$1,829,571

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$1,087,475	7.2%	8.86%	100.1%	99.8%		$1,085,384
Alt-A	118,110	0.7%	4.35%	95.8%	86.0%		101,569
Prime	863,323	1.4%	3.82%	94.3%	80.5%		211,871
Subprime	206,842	1.1%	5.63%	84.3%	78.4%		162,154
NPL/RPL	1,328,628	8.3%	4.13%	99.0%	94.0%		1,248,925
Prime jumbo	8,145,513	2.0%	7.99%	106.7%	94.9%		304,137
Residential mortgage loans	12,978,189	79.3%	4.83%	100.1%	91.8%		11,920,410
Total/Weighted Avg.	$24,728,080	100.0%	5.12%				$15,034,450

Other Credit Products							
Type	Net Notional		Range of Ratings	Net Weighted Avg Coupon			Implied Market Value
CMBX [3]	$385,000		AAA	1.0%			$365,515
Type	Current Face / Notional Value		Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Multifamily CRT	$18,905		8.70%	99.5%	94.3%		$17,831
CRE CLO	$465,059		6.12%	99.6%	96.5%		$448,700
SASB	$34,600		7.28%	99.7%	98.5%		$34,080

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 13

Residential Credit Securities Detail as of March 31, 2023

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR [1]
Credit Risk Transfer	$1,085,384	$—	$1,085,384	8.86%	1.93%	0.95%	4.23%
Alt-A	101,569	62,052	39,517	4.35%	14.99%	2.05%	5.98%
Prime	211,871	51,291	160,580	3.82%	7.47%	2.11%	3.15%
Subprime	162,154	52,794	109,360	5.63%	16.92%	8.23%	5.76%
Re-Performing Loan Securitizations	784,280	408,031	376,249	4.42%	27.00%	31.48%	4.06%
Non-Performing Loan Securitizations	464,645	437,930	26,715	3.62%	38.29%	79.24%	5.85%
Prime Jumbo	304,137	85,006	219,131	7.99%	3.10%	3.97%	3.02%
Total [2]	$3,114,040	$1,097,104	$2,016,936	6.12%	15.55%	21.03%	4.29%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Credit Risk Transfer	$—	$—	$1,085,384	$—	$1,085,384
Alt-A	3,825	97,441	303	—	101,569
Prime	5,728	197,606	4,103	4,434	211,871
Subprime	—	117,112	44,922	120	162,154
Re-Performing Loan Securitizations	—	784,280	—	—	784,280
Non-Performing Loan Securitizations	—	464,645	—	—	464,645
Prime Jumbo	—	210,887	33,092	60,158	304,137
Total	$9,553	$1,871,971	$1,167,804	$64,712	$3,114,040

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

14

Hedging and Liabilities as of March 31, 2023

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional [1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity [3]
0 to 3 years	$28,739,600	1.40%	4.85%	1.09
> 3 to 6 years	7,393,000	2.93%	4.86%	4.82
> 6 to 10 years	26,163,800	2.59%	4.88%	8.22
Greater than 10 years	2,434,000	3.46%	4.82%	21.87
Total / Weighted Avg.	$64,730,400	2.13%	4.87%	5.18

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$2,500,000	2.02%	3M LIBOR	7.94	11.29
Long Receive	$750,000	1.57%	3M LIBOR	10.82	9.82

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$—	($6,144,400)	($6,144,400)	1.97
U.S. Treasury Futures - 5 year	$—	($2,714,700)	($2,714,700)	4.47
U.S. Treasury Futures - 10 year & Greater	$—	($4,147,200)	($4,147,200)	9.26
Total / Weighted Avg.	$—	($13,006,300)	($13,006,300)	4.82

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$30,928,862	4.99%
30 to 59 days	14,244,008	5.04%
60 to 89 days	9,194,143	5.09%
90 to 119 days	70,459	5.91%
Over 120 days [4]	6,805,546	5.22%
Total / Weighted Avg.	$61,243,018	5.04%

Total Indebtedness

	Principal Balance	Weighted Average Rate		Days to Maturity [5]
		At Period End	For the Quarter	
Repurchase agreements	$60,993,018	5.03%	4.62%	59
Other secured financing	250,000	7.54%	7.25%	455
Debt issued by securitization vehicles	9,881,639	3.73%	3.78%	12,282
Participations issued	698,971	6.50%	6.05%	10,926
Total indebtedness	$71,823,628			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
15

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2023 and December 31, 2022
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of March 31, 2023		As of December 31, 2022	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	(0.2%)	(1.3%)	0.4%	2.9%
(50)	—%	(0.2%)	0.3%	2.5%
(25)	—%	0.2%	0.2%	1.5%
25	(0.1%)	(0.8%)	(0.3%)	(1.9%)
50	(0.3%)	(2.1%)	(0.6%)	(4.3%)
75	(0.5%)	(3.9%)	(0.9%)	(6.9%)

MBS Spread Sensitivity [1]

	As of March 31, 2023		As of December 31, 2022	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.5%	11.2%	1.6%	12.1%
(15)	0.9%	6.7%	1.0%	7.2%
(5)	0.3%	2.2%	0.3%	2.4%
5	(0.3%)	(2.2%)	(0.3%)	(2.4%)
15	(0.9%)	(6.6%)	(0.9%)	(7.1%)
25	(1.5%)	(10.9%)	(1.6%)	(11.8%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 16

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	3/31/2023 (unaudited)	12/31/2022[1]	9/30/2022 (unaudited)	6/30/2022 (unaudited)	3/31/2022 (unaudited)
Assets					
Cash and cash equivalents	$ 1,794,173	$ 1,576,714	$ 1,466,171	$ 853,932	$ 955,840
Securities	69,238,185	65,789,907	66,839,353	59,042,734	60,727,637
Loans, net	1,642,822	1,809,832	1,551,707	1,487,133	3,617,818
Mortgage servicing rights	1,790,980	1,748,209	1,705,254	1,421,420	1,108,937
Interests in MSR	—	—	—	83,622	85,653
Assets transferred or pledged to securitization vehicles	10,277,588	9,121,912	9,202,014	8,877,247	7,809,307
Assets of disposal group held for sale	—	—	11,371	97,414	—
Derivative assets	400,139	342,064	1,949,530	748,432	964,075
Receivable for unsettled trades	679,096	575,091	2,153,895	434,227	407,225
Principal and interest receivable	773,722	637,301	262,542	300,028	246,739
Goodwill and intangible assets, net	15,921	16,679	17,437	18,195	23,110
Other assets	219,391	233,003	247,490	272,865	238,793
Total assets	$ 86,832,017	$ 81,850,712	$ 85,406,764	$ 73,637,249	$ 76,185,134
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 60,993,018	$ 59,512,597	$ 54,160,731	$ 51,364,097	$ 52,626,503
Other secured financing	250,000	250,000	250,000	—	914,255
Debt issued by securitization vehicles	8,805,911	7,744,160	7,844,518	7,502,483	6,711,953
Participations issued	673,431	800,849	745,729	696,944	775,432
Liabilities of disposal group held for sale	—	—	1,151	3,608	—
Derivative liabilities	473,515	204,172	764,535	379,708	826,972
Payable for unsettled trades	3,259,034	1,157,846	9,333,646	1,995,960	1,992,568
Interest payable	118,395	325,280	30,242	91,962	80,870
Dividends payable	321,023	412,113	411,762	354,027	321,423
Other liabilities	28,657	74,269	912,895	158,560	456,388
Total liabilities	74,922,984	70,481,286	74,455,209	62,547,349	64,706,364
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	4,939	4,683	4,679	4,023	3,653
Additional paid-in capital	23,543,091	22,981,320	22,967,665	21,293,146	20,332,909
Accumulated other comprehensive income (loss)	(2,550,614)	(3,708,896)	(5,431,436)	(4,310,926)	(2,465,482)
Accumulated deficit	(10,741,863)	(9,543,233)	(8,211,358)	(7,496,061)	(7,980,407)
Total stockholders' equity	11,792,122	11,270,443	10,866,119	11,026,751	11,427,242
Noncontrolling interests	116,911	98,983	85,436	63,149	51,528
Total equity	11,909,033	11,369,426	10,951,555	11,089,900	11,478,770
Total liabilities and equity	$ 86,832,017	$ 81,850,712	$ 85,406,764	$ 73,637,249	$ 76,185,134

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 18

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Net interest income					
Interest income	$ 818,250	$ 798,934	$ 678,488	$ 645,615	$ 655,850
Interest expense	798,787	663,847	400,491	170,475	74,922
Net interest income	19,463	135,087	277,997	475,140	580,928
Net servicing income					
Servicing and related income	84,273	82,040	74,486	55,685	34,715
Servicing and related expense	7,880	7,659	7,780	5,949	3,757
Net servicing income	76,393	74,381	66,706	49,736	30,958
Other income (loss)					
Net gains (losses) on investments and other	1,712	(1,124,924)	(2,702,512)	(615,216)	(159,804)
Net gains (losses) on derivatives	(900,752)	84,263	2,117,240	1,015,643	1,642,028
Loan loss (provision) reversal	219	(7,258)	1,613	26,913	(608)
Business divestiture-related gains (losses)	—	(13,013)	(2,936)	(23,955)	(354)
Other, net	15,498	7,569	1,526	(5,486)	3,058
Total other income (loss)	(883,323)	(1,053,363)	(585,069)	397,899	1,484,320
General and administrative expenses					
Compensation expense	29,391	29,714	27,744	22,243	33,002
Other general and administrative expenses	11,437	13,291	10,178	13,795	12,762
Total general and administrative expenses	40,828	43,005	37,922	36,038	45,764
Income (loss) before income taxes	(828,295)	(886,900)	(278,288)	886,737	2,050,442
Income taxes	11,033	(86)	(4,311)	23,420	26,548
Net income (loss)	(839,328)	(886,814)	(273,977)	863,317	2,023,894
Net income (loss) attributable to noncontrolling interests	4,928	1,548	1,287	(3,379)	1,639
Net income (loss) attributable to Annaly	(844,256)	(888,362)	(275,264)	866,696	2,022,255
Dividends on preferred stock	31,875	29,974	26,883	26,883	26,883
Net income (loss) available (related) to common stockholders	$ (876,131)	$ (918,336)	$ (302,147)	$ 839,813	$ 1,995,372
Net income (loss) per share available (related) to common stockholders					
Basic	$ (1.79)	$ (1.96)	$ (0.70)	$ 2.21	$ 5.46
Diluted	$ (1.79)	$ (1.96)	$ (0.70)	$ 2.20	$ 5.46
Weighted average number of common shares outstanding					
Basic	489,688,364	468,250,672	429,858,876	380,609,192	365,340,909
Diluted	489,688,364	468,250,672	429,858,876	380,898,750	365,612,991
Other comprehensive income (loss)					
Net income (loss)	$ (839,328)	$ (886,814)	$ (273,977)	$ 863,317	$ 2,023,894
Unrealized gains (losses) on available-for-sale securities	675,374	445,896	(2,578,509)	(2,503,250)	(3,568,679)
Reclassification adjustment for net (gains) losses included in net income (loss)	482,908	1,276,644	1,457,999	657,806	144,787
Other comprehensive income (loss)	1,158,282	1,722,540	(1,120,510)	(1,845,444)	(3,423,892)
Comprehensive income (loss)	318,954	835,726	(1,394,487)	(982,127)	(1,399,998)
Comprehensive income (loss) attributable to noncontrolling interests	4,928	1,548	1,287	(3,379)	1,639
Comprehensive income (loss) attributable to Annaly	314,026	834,178	(1,395,774)	(978,748)	(1,401,637)
Dividends on preferred stock	31,875	29,974	26,883	26,883	26,883
Comprehensive income (loss) attributable to common stockholders	$ 282,151	$ 804,204	$ (1,422,657)	$ (1,005,631)	$ (1,428,520)

ANNALY 19

Unaudited, dollars in thousands 20 Income Statement Gains (Losses) Detail   For the quarters ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Net gains (losses) on disposal of investments and other ($521,592) ($1,289,865) ($1,464,360) ($646,177) ($144,224) Net unrealized gains (losses) on instruments measured at fair value through earnings 523,304 164,941 (1,238,152) 30,961 (15,580) Net gains (losses) on investments and other $1,712 ($1,124,924) ($2,702,512) ($615,216) ($159,804) Net interest component of interest rate swaps $385,706 $286,600 $141,110 $992 ($62,541) Realized gains (losses) on termination or maturity of interest rate swaps (145,819) (183,018) (83,393) (16) — Unrealized gains (losses) on interest rate swaps (956,272) 8,382 1,251,350 897,537 1,323,439 Net gains (losses) on other derivatives (184,367) (27,701) 808,173 117,130 381,130 Net gains (losses) on derivatives ($900,752) $84,263 $2,117,240 $1,015,643 $1,642,028 Other Income Statement Details

21 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, is provided on page 8 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term CPR.

22 Non-GAAP Reconciliations (continued) Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds, mortgages payable or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest-only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense and the net interest component of interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). The Company did not enter into any MAC interest rate swaps during the quarter ended March 31, 2023. Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Economic leverage ratio reconciliation					
Repurchase agreements	$60,993,018	$59,512,597	$54,160,731	$51,364,097	$52,626,503
Other secured financing	250,000	250,000	250,000	—	914,255
Debt issued by securitization vehicles	8,805,911	7,744,160	7,844,518	7,502,483	6,711,953
Participations issued	673,431	800,849	745,729	696,944	775,432
Total GAAP debt	$70,722,360	$68,307,606	$63,000,978	$59,563,524	$61,028,143
Less non-recourse debt:					
Credit facilities [(1)]	$—	$—	$—	$—	($914,255)
Debt issued by securitization vehicles	(8,805,911)	(7,744,160)	(7,844,518)	(7,502,483)	(6,711,953)
Participations issued	(673,431)	(800,849)	(745,729)	(696,944)	(775,432)
Total recourse debt	$61,243,018	$59,762,597	$54,410,731	$51,364,097	$52,626,503
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$12,241,647	$11,050,351	$16,209,886	$19,723,326	$19,006,949
Payable for unsettled trades	3,259,034	1,157,846	9,333,646	1,995,960	1,992,568
Receivable for unsettled trades	(679,096)	(575,091)	(2,153,895)	(434,227)	(407,225)
Economic debt *	$76,064,603	$71,395,703	$77,800,368	$72,649,156	$73,218,795
Total equity	$11,909,033	$11,369,426	$10,951,555	$11,089,900	$11,478,770
Economic leverage ratio *	6.4x	6.3x	7.1x	6.6x	6.4x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

23

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Economic capital ratio reconciliation					
Total GAAP assets	$86,832,017	$81,850,712	$85,406,764	$73,637,249	$76,185,134
Less:					
Gross unrealized gains on TBA derivatives [(1)]	(167,065)	(17,056)	(28,032)	(60,661)	(24,757)
Debt issued by securitization vehicles [(2)]	(8,805,911)	(7,744,160)	(7,844,518)	(7,502,483)	(6,711,953)
Plus:					
Implied market value of TBA derivatives	12,020,810	10,578,676	15,182,806	19,282,979	18,284,708
Total economic assets *	$89,879,851	$84,668,172	$92,717,020	$85,357,084	$87,733,132
Total equity	$11,909,033	$11,369,426	$10,951,555	$11,089,900	$11,478,770
Economic capital ratio *[(3)]	13.2%	13.4%	11.8%	13.0%	13.1%
Premium Amortization Reconciliation					
Premium amortization expense	$56,534	$38,829	$39,406	($4,869)	($25,353)
Less:					
PAA cost (benefit)	491	(8,136)	(45,414)	(127,521)	(179,516)
Premium amortization expense (excluding PAA)	$56,043	$46,965	$84,820	$122,652	$154,163
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$818,250	$798,934	$678,488	$645,615	$655,850
PAA cost (benefit)	491	(8,136)	(45,414)	(127,521)	(179,516)
Interest income (excluding PAA) *	$818,741	$790,798	$633,074	$518,094	$476,334
Economic Interest Expense Reconciliation					
GAAP interest expense	$798,787	$663,847	$400,491	$170,475	$74,922
Add:					
Net interest component of interest rate swaps	(385,706)	(286,600)	(141,110)	(992)	62,541
Economic interest expense *	$413,081	$377,247	$259,381	$169,483	$137,463
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$818,741	$790,798	$633,074	$518,094	$476,334
Less:					
Economic interest expense *	413,081	377,247	259,381	169,483	137,463
Economic net interest income (excluding PAA) *	$405,660	$413,551	$373,693	$348,611	$338,871

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Economic Metrics (excluding PAA)					
Average interest earning assets	$82,644,998	$82,859,799	$78,143,337	$72,123,055	$72,590,876
Interest income (excluding PAA) *	$818,741	$790,798	$633,074	$518,094	$476,334
Average yield on interest earning assets (excluding PAA) *	3.96%	3.82%	3.24%	2.87%	2.62%
Average interest bearing liabilities	$70,635,632	$69,981,694	$65,755,563	$60,446,528	$61,865,292
Economic interest expense *	$413,081	$377,247	$259,381	$169,483	$137,463
Average economic cost of interest bearing liabilities *	2.34%	2.11%	1.54%	1.11%	0.89%
Economic net interest income (excluding PAA)*	$405,660	$413,551	$373,693	$348,611	$338,871
Net interest spread (excluding PAA) *	1.62%	1.71%	1.70%	1.76%	1.73%
Interest income (excluding PAA) *	$818,741	$790,798	$633,074	$518,094	$476,334
TBA dollar roll income and CMBX coupon income	18,183	34,767	105,543	161,673	129,492
Economic interest expense *	(413,081)	(377,247)	(259,381)	(169,483)	(137,463)
Subtotal	$423,843	$448,318	$479,236	$510,284	$468,363
Average interest earning assets	$82,644,998	$82,859,799	$78,143,337	$72,123,055	$72,590,876
Average TBA contract and CMBX balances, implied cost basis	13,949,884	11,499,881	18,837,475	20,566,553	19,229,537
Subtotal	$96,594,882	$94,359,680	$96,980,812	$92,689,608	$91,820,413
Net interest margin (excluding PAA) *	1.76%	1.90%	1.98%	2.20%	2.04%

** Represents a non-GAAP financial measure.*

ANNALY

25

26 Endnotes Page 2 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non-recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) There are no unsettled commitments as of March 31, 2023 and December 31, 2022. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. Page 3 (1) Includes assets related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022. Page 4 (1) Includes liabilities related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022. (2) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. Page 4 (continued) (3) Utilizes an actual/360 factor. (4) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (5) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Prior to the quarter ended September 30, 2022, the hedge ratio excluded the impact of net forward purchases (sales) of investments from the calculation; all prior periods have been updated to conform to the current presentation resulting in a reduction of 3% to the hedge ratio for each of the quarters ended June 30, 2022 and March 31, 2022. Page 5 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 6 (1) Includes dividend equivalents on share-based awards. Page 8 (1) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $385.7 million, $286.6 million, $141.1 million, $1.0 million and ($62.5) million for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively. (2) Includes $0.0 million, $0.0 million, $0.0 million, ($2.5) million and $0.2 million of loss provision (reversal) on the Company’s unfunded loan commitments for the quarters ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (3) Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022 and losses (gains) related to the sale of the Company's Commercial Real Estate business for the quarter ended March 31, 2022. (4) Includes depreciation and amortization expense related to equity method investments. (5) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss).

27 Endnotes (continued) Page 8 (continued) (6) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (7) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $1.1 million for each of the quarters presented. (8) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. Page 11 (1) Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022 and gains (losses) related to the sale of the Company's Commercial Real Estate business for the quarter ended March 31, 2022. (2) Includes other, net, general and administrative expenses and income taxes. (3) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 12 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.7 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $89.7 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 13 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on derivatives. Page 14 (1) Represents the 3 month voluntary prepayment rate and excludes the impact of interest- only securities. (2) Total investment characteristics exclude the impact of interest-only securities. Page 15 (1) Current notional is presented net of receiver swaps. (2) As of March 31, 2023, 13%, 19% and 68% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 16 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 18 (1) Derived from the audited consolidated financial statements at December 31, 2022. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 2,936,500,000 shares authorized. Includes 493,880,938 shares issued and outstanding at March 31, 2023; Includes 468,309,810 shares issued and outstanding at December 31, 2022; Includes 467,911,144 shares issued and outstanding at September 30, 2022; Includes 402,303,874 shares issued and outstanding at June 30, 2022; Includes 365,253,063 shares issued and outstanding at March 31, 2022. Page 23 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.